LVIP Vanguard Domestic Equity ETF Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2012
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.32%	0.32%
Acquired Fund Fees and Expenses (AFFE)[1]	0.13%	0.13%
Total Annual Fund Operating Expenses (including AFFE)	0.70%	0.95%
Less Fee Waiver and Expense Reimbursement[2]	(0.27%)	(0.27%)
Total Annual Fund Operating Expenses (After Fee Waiver and Expense Reimbursement)	0.43%	0.68%
1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
2 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.30% of average daily net assets for the Standard Class of the Fund (and 0.55% for the Service Class). Both agreements will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
LVIP Vanguard Domestic Equity ETF Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$44	$197	$363	$845
Service Class	$69	$276	$499	$1,142
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From May 2, 2011 to December 31, 2011, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a fund of funds structure. Under normal circumstances, the Fund's investment strategy will be to invest at least 80% of its assets in underlying Exchange Traded Funds (“underlying ETFs” or “ETFs”) which invest in U.S. equity securities (stocks). The underlying ETFs will primarily be Vanguard ETFs®*. Vanguard Group, Inc. is not affiliated with LIA or the Fund.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying ETFs, the Fund's investment strategy will be to allocate a large percentage of assets across a broad and diverse range of domestic stocks with growth and value styles, including large-cap, mid-cap and small-cap stocks. A smaller allocation may be made to ETFs whose assets are invested in U.S. real estate securities. ETFs are funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying ETFs to or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF's suitability as an investment for the Fund.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities.
*Vanguard and Vanguard ETF are trademarks of the Vanguard Group, Inc.
2LVIP Vanguard Domestic Equity ETF Fund

Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
• Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds. The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds.
• Growth Stocks Risk: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other funds that use different investment styles.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Medium-Cap Companies Risk: Investments in medium-cap companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Medium-cap company stocks generally trade less frequently and in lower volumes, and may experience difficulty closing out positions at prevailing market prices.
• Small-Cap Companies Risk: Investments in small companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small company securities generally trade less frequently and in lower volumes, and the Fund may experience difficulty closing out positions at prevailing market prices.
• Real Estate Risk: Risks include the possible decline of real estate value, lack of mortgage funds availability, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, damages from natural disasters, and changes in interest rates.
• Exchange-Traded Funds (ETFs) Risk: The risks of ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in an ETF could result in the price of the ETF being more volatile. In addition, ETFs have management fees that may increase their costs.
• Passive Management Risk: The Fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
• Non-Diversification Risk: The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund's value may decrease because of a single investment or a small number of investments.
Fund Performance
The Fund commenced operations on May 2, 2011. Once the Fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
LVIP Vanguard Domestic Equity ETF Fund3

Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Vanguard Domestic Equity ETF Fund